Kraton Polymers LLC Fourth Quarter Earnings Call March 28, 2008

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures including EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the presentation.

Recent Kraton Developments New Chairman named: Dan Smith, former Chairman and CEO of Lyondell, named Chairman New Leadership Team introduced: Kevin Fogarty promoted to Chief Executive Officer David Bradley promoted to Chief Operating Officer Steve Tremblay named Chief Financial Officer Steve Duffy named General Counsel Shareholders invested additional $10mm in Kraton Pernis SIS closure Recent pricing actions

2007 Recap Declining oil prices in first half of the year followed by 50%+ spike in oil at end of year created very difficult environment for pricing Rising monomer and energy costs contributed to compressed margins Rising Euro negatively affected fixed costs at shared sites Heavy rains combined with high asphalt prices slowed North American paving and roofing volumes Despite the difficult environment, we reduced debt by $44 million and cash-on-hand of $48 million at December 31, 2007

Headwind From Rising Oil Prices 1/1/2004 1/8/2004 1/15/2004 1/22/2004 1/29/2004 2/5/2004 2/12/2004 2/19/2004 2/26/2004 3/4/2004 3/11/2004 3/18/2004 3/25/2004 4/1/2004 4/8/2004 4/15/2004 4/22/2004 4/29/2004 5/6/2004 5/13/2004 5/20/2004 5/27/2004 6/3/2004 6/10/2004 6/17/2004 6/24/2004 7/1/2004 7/8/2004 7/15/2004 7/22/2004 7/29/2004 8/5/2004 8/12/2004 8/19/2004 8/26/2004 9/2/2004 9/9/2004 9/16/2004 9/23/2004 9/30/2004 10/7/2004 10/14/2004 10/21/2004 10/28/2004 11/4/2004 11/11/2004 11/18/2004 11/25/2004 12/2/2004 12/9/2004 12/16/2004 12/23/2004 12/30/2004 1/6/2005 1/13/2005 1/20/2005 1/27/2005 2/3/2005 2/10/2005 2/17/2005 2/24/2005 3/3/2005 3/10/2005 3/17/2005 3/24/2005 3/31/2005 4/7/2005 4/14/2005 4/21/2005 4/28/2005 5/5/2005 5/12/2005 5/19/2005 5/26/2005 6/2/2005 6/9/2005 6/16/2005 6/23/2005 6/30/2005 7/7/2005 7/14/2005 7/21/2005 7/28/2005 8/4/2005 8/11/2005 8/18/2005 8/25/2005 9/1/2005 9/8/2005 9/15/2005 9/22/2005 9/29/2005 10/6/2005 10/13/2005 10/20/2005 10/27/2005 11/3/2005 11/10/2005 11/17/2005 NYMEX WTI ($/bbl) 32.52 33.98 33.44 34.93 32.81 33.08 33.98 36 35.51 36.64 36.78 37.93 35.51 34.27 37.14 37.57 36.71 37.31 39.37 41.08 40.92 39.44 39.28 38.45 38.46 37.93 38.74 40.33 40.77 41.36 42.75 44.41 45.5 48.7 43.1 44.06 44.61 43.88 48.46 49.64 52.67 54.76 54.47 50.92 48.82 47.42 46.22 49.44 43.25 42.53 44.18 44.18 43.45 45.56 48.04 46.91 48.84 46.45 47.1 47.54 51.39 53.57 53.54 56.4 54.84 55.4 54.11 51.13 54.2 51.77 50.83 48.54 46.92 51.01 53.63 54.28 56.58 59.42 56.5 60.73 57.8 57.13 59.94 61.38 65.8 63.27 67.49 69.47 64.49 64.75 66.5 66.79 61.36 63.08 61.03 61.09 61.78 57.8 56.34 Source: NYMEX WTI = largely successful price increase Unprecedented crude run over last 4 years Difficult to raise prices in falling oil price environment SBS only SBS only

Despite Headwinds, Kraton Continues to Perform Well Cost-Out / Execution Approximately $60MM pre-inflation cost-out achieved 2005-2007 (total of $74MM 2003-2007) 28% capacity improvement (since 2004) at fraction of replacement cost Innovation Increased new product innovation revenue from 5% to 12% of sales Opened Shanghai Distribution & Technical Service Center Cash Management From 126kT (in 2003) to 83kT finished goods inventory (preserving $110MM cash!) $40MM voluntary debt pre-payment in 2007 Headwinds Monomer and energy costs continue to escalate: Crude to $100/bbl+ €/$ Exchange Rate

Innovation Growth New Innovations Improved Innovations 2005 5 29 34 2006 9 28 37 2007 12 22 34 Innovation Revenue as a % of Total Revenue Note: New innovation revenue defined as revenues of products introduced within the last 5 years Innovation successes in 2007 from new innovations MD243 Transparent Compounds Overmolding High Performance Elastic Films Recently announced innovations TPE-S Compounds in High Temperature Applications New SIBS Polymer grade for hot melt adhesives

2007 Kraton Revenue Growth Total Adhesives, Sealants, and Coatings Compounding Channels Packaging and Films Personal Care Paving and Roofing IRL Non-Core COGS 0.049 -0.016 0.13 0.13 0.185 0.063 0 -0.082 Non-core =5% of Sales Revenue Strong market and innovation growth Adhesives, Sealants, and Coatings pricing declined associated with low isoprene feedstock price Favorable pricing in Paving and Roofing offset portion of low volume due to North American weather conditions and constrained government paving budgets Compounding Channels Adhesives, Sealants, and Coatings Total Packaging and Films Personal Care Paving and Roofing

Fourth Quarter and Full Year 2007 Financial Performance

Summary Financial Statistics ($MM) Fourth Quarter Fourth Quarter Fourth Quarter Full Year Full Year Full Year Full Year 2007 2006 2007 2006 Sales Volume (kT) 82 79 358 352 Total Revenues $258 $245 $1,090 $1,048 Gross Profit $21 $37 $151 $204 R&D, SG&A and Other $26 $22 $93 $98 Financial EBITDA (1) $(5) $15 $58 $106 LTM Bank EBITDA (2) $99 $126 $126 $99 $126 $126 The EBITDA measure is used by management to evaluate operating performance. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance. LTM Bank EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. 2007 LTM Bank EBITDA includes $9.6 million associated with $10 million equity investment in January 2008.

2006 2007 Core 22 26 Non Core 7.028 5.3 Fourth Quarter 2007 Summary 2006 2007 Sales 240.474 253.718 Other Revenue 4.716 3.997 Revenue 5% 245 258 Other Revenue Sales ($MM) 2006 2007 Core 79.101 82.455 Non Core 7.028 5.3 Volume kT 79 82 4% ($MM) ($MM) 37 21 (43)% R&D, SG&A and Other 22 26 18% 2006 2007 Core 37 21 Non Core 7.028 5.3 Gross Profit

2006 2007 Core 204 151 Non Core 7.028 5.3 ($MM) 204 151 (26)% 2006 2007 Sales 1015.766 1066.044 Other Revenue 32.355 23.543 Full Year Summary 1,048 1,090 Other Revenue Sales Revenue 4% 2006 2007 Core 351.543 357.607 Non Core 11.053 11.703 2% Volume kT 352 358 ($MM) Gross Profit 2006 2007 Core 98 93 Non Core 7.028 5.3 ($MM) R&D, SG&A and Other 98 93 (5)%

Capitalization Table ($MM) Revolver Term Sub Notes Gross Debt(2) Cash Net Debt(2) Rate and Maturity L+250(1) May 2011 L+200(1) May 2013 8.125% January 2014 Dec. 31, 2006 $--- $382.1 $200.0 $582.1 $43.6 $538.5 Free cash flow --- --- --- --- 48.3 (48.3) Mandatory repayments --- (3.6) --- (3.6) (3.6) --- Voluntary prepayments --- (40.0) --- (40.0) (40.0) --- Total changes --- (43.6) --- (43.6) 4.7 (48.3) Dec. 31, 2007 $--- $338.5 $200.0 $538.5 $48.3 $490.2 (1) Swapped LIBOR for 2.77% in February 2008. (2) Excludes insurance premium financing. Covenant Summary 2007 Actual Covenant Leverage Ratio 5.45x 5.45x Coverage Ratio 2.43x 2.25x

2008 Roadmap Plan - Make it Happen

Kraton 2008 Roadmap Plan - Make It Happen Smart Pricing Balance the value created for our customers with acceptable return levels for Kraton through utilization of smart pricing tools Restructure Footprint Optimize our production asset base Shut down SIS production at Pernis Organizational Efficiency Organize to efficiently provide the appropriate level of services to our customers Investing in our Future Invest intelligently to capture growth opportunities and drive cost reductions

Summary New leadership team engaged Dan Smith named Chairman of the Board Communicated "Roadmap Plan" to Kraton globally Implemented price increase on January 1st, new initiative April 1st Productivity enhancement actions underway Restructuring-the-Footprint Organizational Efficiency Innovation pipeline continues to strengthen